Exhibit 10.1

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

This AMENDMENT NO. 1 TO TERM LOAN AGREEMENT, dated as of May 12, 2023 (this “Amendment No. 1”), is by and among SPIRIT REALTY, L.P., a Delaware limited partnership (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (as defined below) (the “Administrative Agent”), and the Lenders party hereto. Reference is made to that certain Term Loan Agreement, dated as of November 17, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the several banks, financial institutions and other entities from time to time party thereto (collectively, the “Lenders”), and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, the Borrower has requested that the Lenders extend the Availability Period (as defined in the Credit Agreement) for Loans under the Credit Agreement, and the Lenders are willing to extend such Availability Period on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.
AMENDMENT TO CREDIT Agreement. As of the Amendment Effective Date (as defined in Section 3 hereof), the definition of “Availability Period” set forth in Section 1.1 of the Credit Agreement is hereby restated in its entirety to read as follows:

“Availability Period” means, if the Effective Date has occurred, the period from January 2, 2023 to the earliest of (the “Availability End Date”) (a) 5:00 p.m., New York time, on July 2, 2023 (the Scheduled End Date”), (b) the funding of the Loans in an amount equal to the aggregate Term Loan Commitment pursuant to Section 2.1, and (c) the date of termination of the Term Loan Commitment of each Lender pursuant to Section 11.2; provided that the Scheduled End Date shall be extended to 5:00 p.m., New York time, on December 29, 2023 with respect to $200,000,000 of the Term Loan Commitment that has not been borrowed on or before 5:00 p.m., New York time, on July 2, 2023.”

SECTION 2.
REPRESENTATIONS AND WARRANTIES OF THE BORROWER

In order to induce the Lenders and Administrative Agent to enter into this Amendment No. 1, the Borrower represents and warrants to the Lenders and the Administrative Agent as follows:

(i) The Borrower and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform its obligations under each of this Amendment No. 1 and the Credit Agreement as amended by this Amendment No. 1 (the “Amended Credit Agreement”) (collectively, the “Amendment Documents”) to which it is a party in accordance with its terms and to consummate the transactions contemplated hereby and thereby. The Amendment Documents to which the Borrower or any other Loan Party is a party have been

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duly executed and delivered by the duly authorized officers of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as the same may be limited by bankruptcy, insolvency and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally; and

(ii) The execution, delivery and performance of this Amendment No. 1 and the other Amendment Documents to which any Loan Party is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under (A) the organizational documents of any Loan Party or (B) any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound, except under this clause (B) as could not reasonably be expected to have a Material Adverse Effect; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties.

SECTION 3.
CONDITIONS TO EFFECTIVENESS

This Amendment No. 1 shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction (or waiver by the Administrative Agent and the Lenders) of the following conditions precedent:

A.
the Borrower, the Administrative Agent, and each Lender party hereto shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent, and, in the case of Spirit REIT, by the execution and delivery to the Administrative Agent of the signature page to the Reaffirmation of Guaranty attached to this Amendment No. 1;
B.
the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower and Spirit REIT (i) either confirming that there have been no changes to their organizational documents since November 17, 2022, or if there have been changes to their organizational documents since such date, certifying as to such changes, and (ii) certifying as to authorization, good standing and incumbency of officers with respect to this Amendment No. 1 and the transactions contemplated hereby;
C.
the Administrative Agent shall have received all reasonable, documented out-of-pocket costs and expenses incurred in connection with this Amendment No. 1 for which the Borrower is responsible pursuant to Section 13.2 of the Credit Agreement and for which invoices have been presented at least one Business Day prior to the Amendment Effective Date (including the reasonable fees and expenses of legal counsel to the Administrative Agent for which the Borrower agrees it is responsible pursuant to Section 13.2 of the Credit Agreement);

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D.
the Borrower shall have paid to the Administrative Agent for the benefit of each Lender a consent fee in an amount equal to 0.08% of the portion of such Lender's Term Loan Commitment for which the Scheduled End Date has been extended pursuant to this Amendment No. 1 (which, for the avoidance of doubt, shall be limited to Term Loan Commitments of $200,000,000 in the aggregate) payable on the Amendment Effective Date;
E.
each of the representations and warranties made or deemed made by the Borrower in the Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Amended Credit Agreement; and
F.
no Default or Event of Default has occurred and is continuing on the Amendment Effective Date after giving effect thereto.
SECTION 4.
MISCELLANEOUS
A.
Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the effective date of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement. This Amendment No. 1 shall be deemed to be a “Loan Document” under the Credit Agreement.

(ii) Except as specifically amended by this Amendment No. 1, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender Party under the Credit Agreement or any of the other Loan Documents.

B.
Headings. Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.

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C.
Applicable Law. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
D.
Counterparts; Effectiveness. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopy or other electronic means in accordance with Section 13.13 of the Credit Agreement shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.
E.
Jurisdictions; Immunities. The provisions of Section 13.4 of the Credit Agreement shall apply to this Amendment No. 1 and are hereby incorporated by reference.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SPIRIT REALTY, L.P.,

a Delaware limited partnership

By: Spirit General OP Holdings, LLC,

a Delaware limited liability company, its general partner

By:

Name:

Title:

[Signature Page to Amendment No. 1 to Term Loan Agreement]

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JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Lender

By: ______________________________

Name:

Title:

[Signature Page to Amendment No. 1 to Term Loan Agreement]

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BANK OF AMERICA, N.A.

By:
Name: Helen Chan Title: Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

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TRUIST BANK

By:
Name: Title:

[Signature Page to Amendment No. 1 to Term Loan Agreement]

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THE BANK OF NOVA SCOTIA

By:
Name: Title:

[Signature Page to Amendment No. 1 to Term Loan Agreement]

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WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name: Title:

[Signature Page to Amendment No. 1 to Term Loan Agreement]

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GOLDMAN SACHS BANK USA

By:
Name: Title:

[Signature Page to Amendment No. 1 to Term Loan Agreement]

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ROYAL BANK OF CANADA

By:
Name: Title:

[Signature Page to Amendment No. 1 to Term Loan Agreement]

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FIFTH THIRD BANK, NATIONAL ASSOCIATION

By:
Name: Title:

[Signature Page to Amendment No. 1 to Term Loan Agreement]

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MIZUHO BANK, LTD.

By:
Name: Title:

[Signature Page to Amendment No. 1 to Term Loan Agreement]

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capital one, national association

By:
Name: Title:

[Signature Page to Amendment No. 1 to Term Loan Agreement]

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the huntington national bank

By:
Name: Title:

[Signature Page to Amendment No. 1 to Term Loan Agreement]

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td bank, n.a.

By:
Name: Title:

[Signature Page to Amendment No. 1 to Term Loan Agreement]

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MORGAN STANLEY BANK, n.a.

By:
Name: Title:

[Signature Page to Amendment No. 1 to Term Loan Agreement]

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Reaffirmation of Guaranty

The undersigned Guarantor hereby (a) acknowledges the foregoing Amendment No. 1, (b) reaffirms its guaranty of the Guarantied Obligations (as defined in the Guaranty, dated as of November 17, 2022 (the “Guaranty”), executed and delivered by such Guarantor) under or in connection with the Credit Agreement, as modified by the foregoing Amendment No. 1, in accordance with the Guaranty, and (c) confirms that its Guaranty shall remain in full force and effect after giving effect to the foregoing Amendment No. 1.

SPIRIT REALTY CAPITAL, INC. By: _______________________ Name: Title:

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